EXHIBIT 99.3


                                                                  EXECUTION COPY


                  SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

     SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (this "Agreement") dated as of December 12, 2002 by and between AES EDC FUNDING II LLC, a Delaware limited liability company (with its successors, the "Pledgor") and Citicorp USA, Inc., ("Citibank") as collateral agent (in such capacity, the "Collateral Agent").

     PRELIMINARY STATEMENTS:

     (1) The Pledgor is party to a Loan Agreement originally dated as of October 6, 2000, as amended and restated on November 16, 2000 (as amended and restated, the "Original Loan Agreement"), with the banks referred to therein (the "Original Banks") and Citibank (as successor to Morgan Guaranty Trust Company of New York ("Morgan"), in its capacity as agent).

     (2) In connection with the Original Loan Agreement, the Pledgor entered into a Pledge Agreement in favor of Citibank (as successor to Morgan, in its capacity as collateral agent), originally dated as of October 6, 2000, as amended and restated on November 16, 2000 (as amended and restated, the "Original Pledge Agreement"), pursuant to which the Pledgor assigned and pledged to Citibank for its benefit and the ratable benefit of the Original Banks the Initial Shares (as defined below), the EDC Holdco Stock (as defined below) and certain other securities required to be pledged under the Original Pledge Agreement to secure all of the Secured Obligations (as defined in the Original Pledge Agreement) of the Pledgor under the Original Loan Agreement.

     (3) The Pledgor wishes to amend and restate the Original Loan Agreement by execution of an Amended and Restated Credit, Reimbursement and Exchange Agreement dated as of December 12, 2002 (the "Credit Agreement"; terms defined therein and not otherwise defined herein shall have the meanings specified therein), with The AES Corporation, a Delaware corporation ("AES"), the other Subsidiary Guarantors party thereto, the Banks referred to therein and Citibank, as Administrative Agent and as Collateral Agent, to, among other things, extend the maturity of the Existing Bank Credit Agreements, including the Original Loan Agreement, and restructure certain provisions of the Existing Bank Credit Agreements.

     (4) In connection with the execution of the Credit Agreement, the Pledgor wishes to amend and restate the Original Pledge Agreement by execution of this Agreement to assign and pledge to the Collateral Agent for its benefit and ratable benefit of the Tranche C Term Loan Banks (the "Tranche C Secured Parties") the Pledged Stock (as defined below) to secure all of the Tranche C Secured Obligations (as defined below) of the Pledgor under the Credit Agreement.

     (5) The parties now wish to amend and restate the Original Pledge Agreement by the execution of this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions.

     The following additional terms, as used herein, have the following respective meanings:

     "Act" means the Securities Act of 1933, as amended.

     "AES Common Stock" means shares of the common stock, $.01 par value, of AES.

     "EDC Holdco Stock" means the 10 units of membership interests of Intermediate EDC Shareholder.

     "Initial Shares" means 15,000,000 shares of AES Common Stock.

     "Intermediate EDC Shareholder" means AES EDC Holding LLC, a Delaware limited liability company, and its successors.

     "Pledged Stock" means (i) the EDC Holdco Stock and (ii) any other securities required to be pledged to the Collateral Agent pursuant to Section 3(b).

     "Tranche C Collateral" has the meaning assigned to such term in Section
3(a).

     "Tranche C Secured Obligations" means the Obligations of the Pledgor hereunder and under the Subsidiary Guaranty in respect of the Tranche C Term Loan Guaranteed Obligations.

     "Tranche C Security Interest" means the security interest in the Tranche C Collateral granted hereunder securing the Tranche C Secured Obligations.

     Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein that are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

     Section 2. Representations and Warranties.

     The Pledgor represents and warrants as follows as of the date of this agreement and as of any date on which the Pledgor pledges additional EDS Holdco Stock pursuant to Section 3(b):

     (a) Title to Pledged Stock. The Pledgor owns all of the Pledged Stock, free and clear of any Liens other than the Tranche C Security Interest. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no rights or options to purchase of any Person. The Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock with respect thereto.

     (b) Validity, Perfection and Priority of Tranche C Security Interest. Upon delivery to the Collateral Agent of the certificates representing the Pledged Stock in accordance with

Section 4 and filing of UCC-1's, the Collateral Agent will have a valid and perfected first priority security interest in the Tranche C Collateral. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Tranche C Security Interest. The Pledgor has not performed and will not perform any acts which might prevent the Collateral Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Collateral Agent in any such enforcement.

     Section 3. The Tranche C Security Interest.

     In order to secure the full payment of the Tranche C Secured Obligations in accordance with the terms thereof and to secure the performance of all of the obligations of the Pledgor hereunder:

     (a) The Pledgor hereby assigns, pledges and grants to the Collateral Agent for its benefit and the ratable benefit of the Tranche C Secured Parties a security interest in the Pledged Stock, and all of its rights and privileges with respect to the Pledged Stock, and all proceeds, income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto (the "Tranche C Collateral"). On or before the date hereof, the Pledgor shall deliver to the Collateral Agent certificates representing the EDC Holdco Stock, and the Collateral Agent shall deliver a receipt therefor to the Pledgor.

     (b) (i) If Intermediate EDC Shareholder at anytime issues additional membership interests or other equity interests, the Pledgor shall immediately pledge to the Collateral Agent such additional securities and shall deliver to the Collateral Agent certificates representing such additional securities.

     (ii) All such additional securities delivered pursuant to this subsection constitute Pledged Stock and shall be subject to all provisions of this Agreement. In connection with the delivery of any additional securities pursuant to this section, the Pledgor shall provide to the Collateral Agent an opinion of the General Counsel of AES that such additional securities are duly authorized and validly issued, fully paid and non-assessable (or the equivalent thereof) and are subject to no rights or options to purchase of any Person.

     (c) The Tranche C Security Interest is granted as security only and shall not subject the Collateral Agent or any other Tranche C Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Tranche C Collateral or any transaction in connection therewith.

     Section 4. Delivery of Pledged Stock.

     (a) All certificates representing Pledged Stock delivered to the Collateral Agent by the Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance satisfactory to the Collateral Agent.

     (b) The Collateral Agent acknowledges that, as of the date hereof, the Pledged Stock has not been registered under the Act, or under any state securities law.

     (c) The Collateral Agent understands that the Pledged Stock constitutes "restricted securities" under the Act and that the rules of the Securities and Exchange Commission provide in substance that holders thereof may dispose of the Pledged Stock only pursuant to an effective registration statement under the Act or an exemption from such registration, if available.

     (d) The Collateral Agent hereby acknowledges that the certificates for the Pledged Stock may bear a legend to the effect that the shares represented by the certificate have not been registered under the Securities Act of 1933 and may not be offered, sold or transferred in the absence of a favorable opinion of recognized counsel or other evidence reasonably satisfactory to the issuer to the effect that registration thereof under such Act is not required for the effective registration thereof under such Act.

     Section 5. Filing; Further Assurances.

     The Pledgor agrees that it will, at its expense and in such manner and form as the Collateral Agent may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or that the Collateral Agent may reasonably request, in order to create, perfect or validate the Tranche C Security Interest or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to any of the Tranche C Collateral. To the extent permitted by applicable law, the Pledgor hereby authorizes the Collateral Agent to file, in the name of the Pledgor or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect the Tranche C Security Interest.

     The Collateral Agent may at any time or from time to time, after the occurrence and during the continuance of an Event of Default, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Collateral Agent or its nominee. The Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Pledgor and the Collateral Agent will promptly give the Pledgor copies of any notices and communications received by the Collateral Agent with respect to Pledged Stock registered in the name of the Collateral Agent or its nominee.

     Section 6. Right to Receive Distributions on Tranche C Collateral.

     Unless and until an Event of Default has occurred and is continuing and to the extent permitted by the Credit Agreement, the Pledgor shall be entitled to receive and retain all dividends, interest and other payments made on or with respect to the Tranche C Collateral ("Dividends"). During the continuance of an Event of Default, the Collateral Agent shall have the right to receive and to retain as Tranche C Collateral hereunder all Dividends and the Pledgor shall take all such action as the Collateral Agent may deem necessary or appropriate to give effect to such right. If the Collateral Agent receives any cash Dividend at a time when an Event of Default is not continuing, the Collateral Agent shall pay to the Pledgor such Dividend.

     Any Dividends that are received by the Pledgor during the continuance of an Event of Default shall be received in trust for the benefit of the Collateral Agent and the Tranche C Secured Parties and, if the Collateral Agent so directs, shall be segregated from other funds of the Pledgor and shall, forthwith upon demand by the Collateral Agent, be paid to the Collateral Agent as Tranche C Collateral in the same form as received (with any necessary endorsement). After all Events of Default have been cured, the Collateral Agent's right to retain Dividends under this Section 6 shall cease and the Collateral Agent shall pay over to the Pledgor any such Tranche C Collateral retained by it during the continuance of an Event of Default.

     Section 7. Right to Vote Pledged Stock.

     If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right, to the extent permitted by law, and the Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock, with the same force and effect as if the Collateral Agent was the absolute and sole owner thereof, subject to the receipt of any necessary regulatory approvals. Unless and until an Event of Default has occurred and is continuing, the Pledgor shall have the sole right to vote and to give consents, ratifications and waivers, and take any other actions with respect to any or all of the Pledged Stock as it deems necessary or appropriate and the Collateral Agent shall, upon receiving a written request from the Pledgor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to the Pledgor such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Collateral Agent or its nominee as shall be specified in such request and be in form and substance reasonably satisfactory to the Collateral Agent.

     Section 8. General Authority.

     The Pledgor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Pledgor, the Collateral Agent, the Tranche C Secured Parties or otherwise, for the sole use and benefit of the Collateral Agent and the other Tranche C Secured Parties, but at the expense of the Pledgor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Tranche C Collateral:

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

          (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent shall give the Pledgor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Tranche C Collateral except any Tranche C Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and the Pledgor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-612 of the Uniform Commercial Code.

     Section 9. Remedies.

     (a) Subject to the receipt of any necessary regulatory approvals, if an Actionable Default shall have occurred and be continuing and the Required Banks shall have begun to exercise their rights and remedies with respect to the Creditor Group Collateral, then, in addition to the remedies described in Sections 6, 7 and 8 above, the Collateral Agent may exercise all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Tranche C Collateral as specified in Section 12 and (ii) if there shall be no such cash or to the extent such cash shall be insufficient to pay all the Tranche C Secured Obligations in full, sell, subject to Section 9(b), the Tranche C Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory and hold the proceeds as Tranche C Collateral hereunder or apply such proceeds as specified in Section 12. The Collateral Agent may be the purchaser of any or all of the Tranche C Collateral sold pursuant to this subsection at any public sale (or, if the Tranche C Collateral so sold is Pledged Stock or other Tranche C Collateral of a type customarily sold in a recognized market or of a type which is the subject of widely distributed standard price quotations, at any private sale). The Collateral Agent, instead of exercising the power of sale conferred upon it in this subsection, may proceed by a suit or suits at law or in equity to foreclose the Tranche C Security Interest and sell the Tranche C Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     (b) The Collateral Agent is authorized, in connection with any sale pursuant to this Agreement, if it deems it advisable to do so, (i) if the Pledged Stock is not then subject to a currently effective registration statement under the Act or if otherwise necessary to comply with the Act or any other law, to restrict the prospective bidders on or purchasers of any of the Pledged Stock to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Stock, (ii) if the Pledged Stock is not then subject to a currently effective registration statement under the Act, to cause to be placed on certificates for any or all of the Pledged Stock or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Act and may not be disposed of in violation of the provisions of the Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Required Tranche C Term Loan Banks deem necessary or advisable in order to comply with the Act or any other law.

     (c) The Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any sale of Tranche C Collateral permitted hereunder may be made in compliance with law. Upon any such sale, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Tranche C Collateral so sold, subject to the receipt of any necessary regulatory approvals. Each purchaser at any such sale shall hold the Tranche C Collateral so sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor which may be waived, and the Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that it has or may have under any law now existing or hereafter adopted. Any notice of a sale required by law shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Tranche C Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (iii) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale, the Tranche C Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Tranche C Collateral on credit or for future delivery, the Tranche C Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Tranche C Collateral so sold and, in case of any such failure, such Tranche C Collateral may again be sold upon like notice.

     (d) In taking any action under this Section 9 or otherwise hereunder, the Collateral Agent shall act upon the instructions of the Required Tranche C Term Loan Banks.

     Section 10. Expenses.

     The Pledgor agrees that it will forthwith upon demand pay to the Collateral
Agent:

          (a) the amount of any taxes that the Collateral Agent may have been required to pay by reason of the Tranche C Security Interest or to free any of the Tranche C Collateral from any Lien thereon, and

          (b) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of legal counsel and of any other experts, which the Collateral Agent may incur in connection with (i) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Tranche C Collateral and the validity, perfection, rank and value of any Tranche C Security Interest, (ii) the collection, sale or other disposition of any of the Tranche C Collateral permitted hereunder, or (iii) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder.

     Any such amount not paid on demand shall bear interest at a per annum rate of 2% plus the Base Rate.

     Section 11. Limitation on Duty of the Collateral Agent in Respect of Tranche C Collateral.

     Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Tranche C Collateral in its possession or control. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Tranche C Collateral in its possession if the Tranche C Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or damage to any of the Tranche C Collateral, or for any diminution in the value thereof, by reason of any act or omission of any agent or bailee selected by the Collateral Agent in good faith, other than any act or omission caused by the gross negligence or willful misconduct of such bailee or any act or omission made in breach of this Agreement.

     Section 12. Application of Proceeds.

     Upon the occurrence and during the continuance of an Actionable Default, the proceeds of any sale of, or other realization upon, all or any part of the Tranche C Collateral and any cash held shall be applied by the Collateral Agent in the following order of priority:

          first, paid to the Collateral Agent for any amounts then owing to the Collateral Agent pursuant to Section 10.03 of the Credit Agreement, Section 10 hereof or otherwise under the Financing Documents;

          second, ratably paid to the Tranche C Term Loan Banks for any amounts then owing to them, in their capacity as Tranche C Term Loan Banks, under the Credit Agreement ratably in accordance with such respective amounts;

          third, paid to the Pledgor or its successors or assigns, or as a court of competent jurisdiction may direct, in respect of any surplus then remaining from such proceeds.

     Section 13. Release of the Initial Shares; Termination of Tranche C Security Interest; Release of Tranche C Collateral.

     (a) Upon the execution and delivery of this Agreement by the parties hereto and the satisfaction of the conditions set forth in Section 3.01 of the Credit Agreement (other than the condition set forth in clause 3.01(f)), all certificates representing the Initial Shares and all other shares of AES Common Stock delivered to the Collateral Agent by the Pledgor pursuant to the Original Pledge Agreement (the "AES Shares") shall be released by the Collateral Agent and the

Collateral Agent will, at the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the release of the AES Shares.

     (b) Upon the repayment in full of all Tranche C Secured Obligations, the Tranche C Security Interest shall terminate and all rights to the Tranche C Collateral shall revert to the Pledgor. At any time and from time to time prior to such termination of the Tranche C Security Interest, the Collateral Agent may release any of the Tranche C Collateral with the prior written consent of the Required Tranche C Term Loan Banks. Upon such termination or release of the Tranche C Security Interest, the Collateral Agent will, at the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the Tranche C Security Interest or the release of such Tranche C Collateral, as the case may be.

     (c) Upon the sale, lease, transfer or other disposition of the Intermediate EDC Shareholder in accordance with the terms of the Credit Agreement (including, without limitation, as result of the sale, in accordance with the terms of the Credit Agreement, of all of the Equity Interests of the Pledgor), the security interest in the Tranche C Collateral shall automatically terminate and the Collateral Agent shall, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor may reasonably request to evidence the release of the Tranche C Collateral from the assignment and security interest granted hereunder.

     Section 14. Notices.

     All notices, communications and distributions hereunder shall be given in accordance with Section 10.01 of the Credit Agreement.

     Section 15. Waivers; Non-exclusive Remedies.

     No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

     Section 16. Successors and Assigns; Continuing Security Interest.

     This Agreement is for the benefit of the Collateral Agent and the Tranche C Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Tranche C Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Pledgor and its successors and assigns. The Pledgor hereby acknowledges the grant of security interest in and to all the Collateral (other than the AES Shares) as defined in and under the Original Pledge Agreement. Such grant of security interest (i) shall continue in full force and effect by this amendment and restatement of the Original Pleldge Agreement and (ii) is hereby ratified and confirmed in all respects.

     Section 17. Changes in Writing.

     Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except in accordance with Section 10.05 of the Credit Agreement.

     Section 18. New York Law.

     This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

     Section 19. Severability.

     If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     Section 20. Concerning the Collateral Agent.

     The provisions of Section 10.03, Section 8.04 and Article 7 of the Credit Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

     (a) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including any determination to exercise remedies hereunder, and the timing and methods of realization upon the Tranche C Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Tranche C Term Loan Banks or, in the absence of such instructions, in accordance with its discretion.

     (b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Tranche C Collateral or for the validity, perfection, priority or enforceability of the Tranche C Security Interests in any of the Tranche C Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Pledgor.

     Section 21. Appointment of Co-Agents.

     At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Tranche C Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 20).

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        AES EDC FUNDING II LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        CITICORP USA, INC., as Collateral Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: